Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

Note 1 – Summary of Significant Accounting Policies

Nature of Operations.    Southwest Gas Corporation and its subsidiaries (the “Company”) consist of two segments: natural gas operations (“Southwest” or the “natural gas operations” segment) and construction services. Southwest is engaged in the business of purchasing, distributing, and transporting natural gas for customers in portions of Arizona, Nevada, and California. Public utility rates, practices, facilities, and service territories of Southwest are subject to regulatory oversight. The timing and amount of rate relief can materially impact results of operations. Natural gas purchases and the timing of related recoveries can materially impact liquidity. Centuri Construction Group, Inc. (“Centuri” or the “construction services” segment), a 96.6% owned subsidiary, is a full-service underground piping contractor that primarily provides utility companies with trenching and installation, replacement, and maintenance services for energy distribution systems, and industrial construction solutions. Centuri operations occur in 20 major markets in the U.S. and within the provinces of British Columbia and Ontario in Canada, and are generally conducted under the business names of NPL Construction Co. (“NPL”), Link-Line Contractors Ltd. (“Link-Line”), W.S. Nicholls Construction, Inc. and related companies (“W.S. Nicholls”), and Brigadier Pipelines Inc. (“Brigadier”). The Company acquired Link-Line, W.S. Nicholls, and Brigadier in October 2014. See Note 17 – Acquisition of Construction Services Businesses for more information.

Basis of Presentation.    The Company follows generally accepted accounting principles in the United States (“U.S. GAAP”) in accounting for all of its businesses. Unless specified otherwise, all amounts are in U.S. dollars. Accounting for natural gas utility operations conforms with U.S. GAAP as applied to regulated companies and as prescribed by federal agencies and commissions of the various states in which the utility operates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation.    The accompanying financial statements are presented on a consolidated basis and include the accounts of Southwest Gas Corporation and all subsidiaries (except those accounted for using the equity method as discussed further below). All significant intercompany balances and transactions have been eliminated with the exception of transactions between Southwest and Centuri in accordance with accounting treatment for rate-regulated entities.

Centuri, through its subsidiaries, holds a 65% interest in a venture to market natural gas engine-driven heating, ventilating, and air conditioning (“HVAC”) technology and products. Centuri consolidates the entity (IntelliChoice Energy, LLC).

Centuri, through its subsidiaries, holds a 50% interest in W.S. Nicholls Western Construction LTD. (“Western”), a Canadian construction services company that is a variable interest entity. Centuri determined that it is not the primary beneficiary of the entity due to a shared-power structure; therefore, Centuri does not consolidate the entity and has recorded its investment, and results related thereto, using the equity method. The Company’s investment in Western totaled $14.7 million and $10.8 million at December 31, 2014 and 2015, respectively. Both periods include the impacts of foreign currency exchange translation adjustments. No dividends were paid during 2015. The equity method investment in Western is included in Other Property and Investments in the Consolidated Balance Sheets. Centuri’s maximum exposure to loss as a result of its involvement with Western is estimated at $14.7 million. The estimated maximum exposure to loss represents the maximum loss that would be absorbed by Centuri in the event that all of the assets of Western are deemed worthless. Centuri recorded earnings of $310,000 from this investment in 2015 which is included in Other Income (deductions) in the Consolidated Statements of Income.

Centuri, through its subsidiaries, also has a 25% interest in CCI-TBN Toronto, Inc. and a 50% interest in Matheson-Nicholls Joint Venture. Any future changes to the values of these entities will be recorded by Centuri using the equity method.

Net Utility Plant.    Net utility plant includes gas plant at original cost, less the accumulated provision for depreciation and amortization, plus the unamortized balance of acquisition adjustments. Original cost includes contracted services, material, payroll and related costs such as taxes and benefits, general and administrative expenses, and an allowance for funds used during construction, less contributions in aid of construction.

Other Property and Investments. Other property and investments includes (millions of dollars):

	2015	2014
Centuri property, equipment, and intangibles	$423	$405
Centuri accumulated provision for depreciation and amortization	(221)	(187)
Net cash surrender value of COLI policies	99	99
Other property	13	10

Total	$314	$327

Deferred Purchased Gas Costs.    The various regulatory commissions have established procedures to enable Southwest to adjust its billing rates for changes in the cost of natural gas purchased. The difference between the current cost of gas purchased and the cost of gas recovered in billed rates is deferred. Generally, these deferred amounts are recovered or refunded within one year.

Prepaids and other current assets.    Prepaids and other current assets includes gas pipe materials and operating supplies of $24 million in 2015 and $23 million in 2014 (carried at weighted average cost), and also includes natural gas stored underground and liquefied natural gas, in addition to prepaid assets.

Income Taxes.    The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date. For regulatory and financial reporting purposes, investment tax credits (“ITC”) related to gas utility operations are deferred and amortized over the life of related fixed assets. As of December 31, 2015, the Company sustained losses in its foreign jurisdiction and therefore has no undistributed foreign earnings. However, the Company intends to permanently reinvest any future foreign earnings in Canada.

Cash and Cash Equivalents.    For purposes of reporting consolidated cash flows, cash and cash equivalents include cash on hand and financial instruments with a purchase-date maturity of three months or less. In general, cash and cash equivalents fall within Level 1 (quoted prices for identical financial instruments) of the three-level fair value hierarchy that ranks the inputs used to measure fair value by their reliability. However, cash and cash equivalents at December 31, 2015 and 2014 also includes two money market fund investments totaling approximately $250,000 which fall within Level 2 (significant other observable inputs) of the fair value hierarchy, due to the asset valuation methods used by money market funds.

Significant non-cash investing activities for the natural gas operations segment included the following: Upon contract expiration, customer advances of approximately $3.1 million, $8.1 million, and $9.3 million during 2015, 2014, and 2013, respectively, were applied as contributions toward utility construction activity and represent non-cash investing activity. In 2014, investing activities included an $18.9 million non-cash investing outflow due to the equity of the noncontrolling interest associated with businesses acquired. In addition, a non-cash investing outflow activity of $10.8 million in 2014 related to acquisition consideration payable.

Goodwill.    Goodwill is assessed for impairment annually in October, as required by U.S. GAAP, or otherwise, if circumstances indicate impairment to the carrying value of goodwill may have occurred. The goodwill impairment analysis may start with an assessment of qualitative factors (Step 0) to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the qualitative factors, management determines that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, or if management does not perform a qualitative assessment, a Step 1 impairment test will be performed. Management considered the qualitative factors and the evidence obtained and determined that it is not more likely than not that the fair value of any reporting unit is less than its carrying amount in 2014 or 2015. Thus, no impairment was recorded in 2014 or 2015. The acquisition date adjustment shown in the table below was recorded in the first quarter of 2015. No acquisition date adjustments occurred subsequently. The business of Brigadier was acquired via asset purchase. Therefore, goodwill assigned to Brigadier is expected to be deductible for tax purposes, resulting in an after-tax value of $4.9 million. All other goodwill associated with the acquisition is not deemed deductible for tax purposes.

	Natural Gas Operations	Construction Services	Consolidated
(In thousands of dollars)
December 31, 2014	$10,095	$133,065	$143,160
Acquisition date adjustment	—	1,380	1,380
Foreign currency translation adjustment	—	(18,395)	(18,395)

December 31, 2015	$10,095	$116,050	$126,145

Intangible Assets.    Intangible assets (other than goodwill) are amortized using the straight-line method to reflect the pattern of economic benefits consumed over the estimated periods benefited. The recoverability of intangible assets is evaluated when events or circumstances indicate that a revision of estimated useful lives is warranted or that an intangible asset may be impaired. Intangible assets are primarily associated with the 2014 acquisition of construction services businesses and have finite lives.

Centuri has $36.8 million and $48.2 million of intangible assets (varies due to foreign currency translation) at December 31, 2015 and 2014, respectively, as detailed in the following table (thousands of dollars):

December 31, 2015	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer relationships	$31,226	$(2,070)	$29,156
Trade names and trademarks	8,621	(1,331)	7,290
Customer contracts backlog	1,606	(1,606)	—
Noncompete agreement	437	(110)	327

Total	$41,890	$(5,117)	$36,773

December 31, 2014	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer relationships	$37,059	$(524)	$36,535
Trade names and trademarks	10,208	(241)	9,967
Customer contracts backlog	1,912	(724)	1,188
Noncompete agreement	519	(34)	485

Total	$49,698	$(1,523)	$48,175

The intangible assets (other than goodwill and software-related intangibles) are included in Other property and investments in the Consolidated Balance Sheets. The estimated future amortization of the intangible assets for the next five years is as follows (in thousands):

2016	$2,809
2017	2,809
2018	2,605
2019	1,971
2020	1,906

See Note 2 – Utility Plant and Leases for additional information regarding natural gas operations intangible assets.

Accumulated Removal Costs.    Approved regulatory practices allow Southwest to include in depreciation expense a component to recover removal costs associated with utility plant retirements. In accordance with the Securities and Exchange Commission (“SEC”) position on presentation of these amounts, management reclassifies estimated removal costs from accumulated depreciation to accumulated removal costs within the liabilities section of the Consolidated Balance Sheets. Amounts fluctuate between periods depending on the level of replacement work performed, the estimated cost of removal in rates and the actual cost of removal experienced.

Gas Operating Revenues.    Revenues are recorded when customers are billed. Customer billings are based on monthly meter reads and are calculated in accordance with applicable tariffs and state and local laws, regulations, and agreements. An estimate of the margin associated with natural gas service provided, but not yet billed, to residential and commercial customers from the latest meter reading date to the end of the reporting period is also recognized as accrued utility revenue. Revenues also include the net impacts of margin tracker/decoupling accruals.

The Company acts as an agent for state and local taxing authorities in the collection and remission of a variety of taxes, including sales and use taxes and surcharges. These taxes are not included in gas operating revenues. The Company uses the net classification method to report taxes collected from customers to be remitted to governmental authorities.

Construction Revenues.    The majority of Centuri contracts are performed under unit-price contracts. Generally, these contracts state prices per unit of installation. Typical installations are accomplished in a few weeks or less. Revenues are recorded as installations are completed. Long-term fixed-price contracts use the percentage-of-completion method of accounting and, therefore, take into account the cost, estimated earnings, and revenue to date on contracts not yet completed. The amount of revenue recognized on fixed-price contracts is based on costs expended to date relative to anticipated final contract costs. Revisions in estimates of costs and earnings during the course of work are reflected in the accounting period in which the facts requiring revision become known. If a loss on a contract becomes known or is anticipated, the entire amount of the estimated ultimate loss is recognized at that time in the financial statements. Some unit-price contracts contain caps that if encroached, trigger revenue and loss recognition similar to a fixed-price contract model.

Construction Expenses.    The construction expenses classification in the income statement includes payroll expenses, job-related equipment costs, direct construction costs, gains and losses on equipment sales, general and administrative expenses, acquisition and acquisition-related costs, and office-related fixed costs of Centuri. During 2015, construction expenses were impacted by a loss reserve on an industrial construction project in Canada recognized earlier in the year, in the amount of $7.7 million. Delays in delivery of critical equipment to the job site resulted in production inefficiencies and an increase in total project costs. Work commenced on this project in March 2015 and was completed in the third quarter. In situations where losses on a project are possible, accounting rules and adopted policies require that future costs to complete the project be estimated and a loss recognized currently, but potential incremental revenue to cover such costs is recognized only if and when change orders are formally approved. In October, Centuri and the general contractor agreed to mediation to attempt to resolve open change orders. In December 2015, a final settlement of approximately $4 million was reached and the overall loss on this project was reduced to $3.4 million.

Net Cost of Gas Sold.    Components of net cost of gas sold include natural gas commodity costs (fixed-price and variable-rate), pipeline capacity/transportation costs, and actual settled costs of natural gas derivative instruments. Also included are the net impacts of PGA deferrals and recoveries.

Operations and Maintenance Expense.    For financial reporting purposes, operations and maintenance expense includes Southwest’s operating and maintenance costs associated with serving utility customers, uncollectible expense, administrative and general salaries and expense, employee benefits expense, and legal expense (including injuries and damages).

Depreciation and Amortization.    Utility plant depreciation is computed on the straight-line remaining life method at composite rates considered sufficient to amortize costs over estimated service lives, including components which compensate for removal costs (net of salvage value), and retirements, as approved by the appropriate regulatory agency. When plant is retired from service, the original cost of plant, including cost of removal, less salvage, is charged to the accumulated provision for depreciation. Other regulatory assets, including acquisition adjustments, are amortized when appropriate, over time periods authorized by regulators. Nonutility and construction services-related property and equipment are depreciated on a straight-line method based on the estimated useful lives of the related assets. Costs and gains related to refunding utility debt and debt issuance expenses are deferred and amortized over the weighted-average lives of the new issues and become a component of interest expense. See also discussion regarding Accumulated Removal Costsabove.

Allowance for Funds Used During Construction (“AFUDC”).    AFUDC represents the cost of both debt and equity funds used to finance utility construction. AFUDC is capitalized as part of the cost of utility plant. The debt portion of AFUDC is reported in the Consolidated Statements of Income as an offset to net interest deductions and the equity portion is reported as other income. Utility plant construction costs, including AFUDC, are recovered in authorized rates through depreciation when completed projects are placed into operation, and general rate relief is requested and granted.

	2015	2014	2013
(In thousands)
AFUDC:
Debt portion	$1,666	$1,228	$1,260
Equity portion	3,008	1,995	2,274

AFUDC capitalized as part of utility plant	$4,674	$3,223	$3,534

Other Income (Deductions).    The following table provides the composition of significant items included in Other income (deductions) on the consolidated statements of income (thousands of dollars):

	2015	2014	2013
Change in COLI policies	$(500)	$5,300	$12,400
Interest income	2,173	2,602	461
Equity AFUDC	3,008	1,995	2,274
Foreign currency transaction gain (loss)	(824)	(178)	—
Equity in earnings of unconsolidated investment - Western	310	107	—
Miscellaneous income and (expense)	(1,288)	(2,719)	(2,835)

Total other income (deductions)	$2,879	$7,107	$12,300

Included in the table above is the change in cash surrender values of company-owned life insurance (“COLI”) policies (including net death benefits recognized). These life insurance policies on members of management and other key employees are used by Southwest to indemnify itself against the loss of talent, expertise, and knowledge, as well as to provide indirect funding for certain nonqualified benefit plans. Current tax regulations provide for tax-free treatment of life insurance (death benefit) proceeds. Therefore, changes in the cash surrender value components of COLI policies, as they progress towards the ultimate death benefits, are also recorded without tax consequences.

Foreign Currency Translation.    Foreign currency-denominated assets and liabilities of consolidated subsidiaries are translated into U.S. dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of accumulated other comprehensive income within stockholders’ equity. Results of operations of foreign subsidiaries are translated using the monthly weighted-average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions are included in other income (expense). Gains and losses resulting from intercompany foreign currency transactions that are of a long-term investment nature are reported in other comprehensive income, if applicable.

Earnings Per Share.    Basic earnings per share (“EPS”) are calculated by dividing net income attributable to Southwest Gas Corporation by the weighted-average number of shares outstanding during the period. Diluted EPS includes additional weighted-average common stock equivalents (stock options, performance shares, and restricted stock units). Unless otherwise noted, the term “Earnings Per Share” refers to Basic EPS. A reconciliation of the denominator used in the Basic and Diluted EPS calculations is shown in the following table.

	2015	2014	2013
(In thousands)
Average basic shares	46,992	46,494	46,318
Effect of dilutive securities:
Stock options	8	17	26
Performance shares	171	215	231
Restricted stock units	212	218	183

Average diluted shares	47,383	46,944	46,758

Recently Issued Accounting Standards Updates.    In May 2014, the Financial Accounting Standards Board (“FASB”) issued the update “Revenue from Contracts with Customers (Topic 606).” The update replaces much of the current guidance regarding revenue recognition including most industry-specific guidance. In accordance with the update, an entity will be required to identify the contract with a customer, identify the performance obligations in the contract, determine the transaction price, allocate the transaction price to the performance obligations in the contract, and recognize revenue when (or as) the entity satisfies a performance obligation. In addition to the new revenue recognition requirements, entities will be required to disclose sufficient information to enable users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. Entities may choose between two retrospective transition methods when applying the update. In April 2015, the FASB voted to propose, and in July 2015 it approved, a one-year deferral of the effective date (annual periods beginning after December 15, 2017), but to permit entities to adopt one year earlier if they choose (i.e., the original effective date). The FASB decided, based on its outreach to various stakeholders and the forthcoming exposure drafts, which amend the update, that a deferral is necessary to provide adequate time to effectively implement the update. The Company plans to adopt the update at the required adoption date, which is for interim and annual reporting periods commencing January 1, 2018. The Company is evaluating what impact this update might have on its consolidated financial statements and disclosures.

In August 2014, the FASB issued the update “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” which requires management to assess a company’s ability to continue as a going concern and to provide related footnote disclosures in certain circumstances. Under the update, disclosures are required when conditions give rise to substantial doubt about a company’s ability to continue as a going concern within one year from the financial statement issuance date. The update is effective for the annual period ending after December 15, 2016, and all annual and interim periods thereafter. This update and changes thereto are not expected to have a material impact on the Company’s disclosures.

In April 2015, the FASB issued the update “Interest—Imputation of Interest (Subtopic 835-30) Simplifying the Presentation of Debt Issuance Costs.” To simplify presentation of debt issuance costs, the amendments in this update require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. While balance sheet presentation is impacted by the update, the recognition and measurement of debt issuance costs are not. Retrospective application of the update is required. The amendments in this update are effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within fiscal years beginning after December 15, 2015. Early adoption of the amendments in this update is permitted for financial statements that have not been previously issued. The Company adopted this update as of December 31, 2015, as permitted. See Note 7 – Long-Term Debt for additional information.

In May 2015, the FASB issued the update “Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent).” This guidance simplifies disclosure requirements relating to investments for which fair value is measured using the net asset value per share, or its equivalent. The update removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. Investments that calculate net asset value per share (or its equivalent), but for which the practical expedient is not applied, will continue to be included in the fair value hierarchy. The update removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. A reporting entity should continue to disclose information on investments for which fair value is measured at net asset value as a practical expedient to help users understand the nature and risks of the investments and whether the investments, if sold, are probable of being sold at amounts different from net asset value. The amendments in this update are effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods thereafter. Early application is permitted and the Company adopted this update as of December 31, 2015. See Note 10 – Pension and Other Postretirement Benefits for additional information.

In November 2015, the FASB issued the update “Income Taxes (Topic 740)” in order to simplify the presentation of deferred income taxes. The update requires that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. The previous guidance required an entity to separate deferred income tax liabilities and assets into current and noncurrent amounts in a classified statement of financial position. This update is effective for financial statements issued for annual periods beginning after December 15, 2016, and interim periods within those annual periods. Early application is permitted and the Company adopted this update as of December 31, 2015. See Note 12 – Income Taxes for additional information.

In January 2016, the FASB issued the update “Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities” in order to improve the recognition and measurement of financial instruments. The update makes targeted improvements to existing U.S. GAAP by: 1) requiring equity investments to be measured at fair value with changes in fair value recognized in net income; 2) requiring the use of the exit price notion when measuring the fair value of financial instruments for disclosure purposes; 3) requiring separate presentation of financial assets and financial liabilities by measurement category and form of financial asset on the balance sheet or the accompanying notes to the financial statements; 4) eliminating the requirement to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet; and 5) requiring a reporting organization to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the organization has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. The update is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. All entities can early adopt the provision to record fair value changes for financial liabilities under the fair value option resulting from instrument-specific credit risk in other comprehensive income. The Company is evaluating what impact, if any, this update might have on its consolidated financial statements and disclosures.

Subsequent Events.    Management of the Company monitors events occurring after the balance sheet date and prior to the issuance of the financial statements to determine the impacts, if any, of events on the financial statements to be issued or disclosures to be made, and has reflected them where appropriate.